================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             POTLATCH CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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Notes:

                         [LOGO OF POTLATCH CORPORATION]

                              POTLATCH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 1999

                               ----------------

                           NOTICE AND PROXY STATEMENT

                                                 [LOGO OF POTLATCH CORPORATION]
                                                  Potlatch Corporation

                                                  601 West Riverside Ave.,
                                                  Suite 1100
                                                  Spokane, Washington 99201
                                                  Telephone (509) 835-1500
                                                  FAX (509) 835-1555

March 29, 1999

Dear Potlatch Stockholder:

  I am pleased to invite you to Potlatch's Annual Meeting of Stockholders. The meeting will be at 11:00 a.m. on Thursday, May 20, 1999 at the Saint Paul Hotel, 350 Market Street, Saint Paul, Minnesota.

  At the meeting, you and the other stockholders will elect four directors to the Potlatch Board and ratify the selection of independent auditors. You also will have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about Potlatch and its operations, including its audited financial statements, in the enclosed Annual Report.

  We hope you can join us on May 20. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                               Sincerely,

                               /s/ John M. Richards
                               John M. Richards
                               Chairman of the Board and
                               Chief Executive Officer

                        [LOGO OF POTLATCH CORPORATION]
                             POTLATCH CORPORATION
                     601 West Riverside Avenue, Suite 1100
                           Spokane, Washington 99201

                                                                 March 29, 1999

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 20, 1999

  Potlatch Corporation will hold its Annual Meeting of Stockholders at the Saint Paul Hotel, 350 Market Street, Saint Paul, Minnesota, on Thursday, May 20, 1999 at 11:00 a.m.

  We are holding this meeting:

  . to elect four directors to serve until the 2002 Annual Meeting of Stockholders;

  .  to ratify the selection of independent auditors; and

  .  to transact any other business that properly comes before the meeting.

  Your Board of Directors has selected March 23, 1999 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the offices of Oppenheimer Wolff & Donnelly, First Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, for ten days before the meeting.

  This Proxy Statement, proxy and Potlatch's 1998 Annual Report to Stockholders are being distributed on or about March 30, 1999.

                                          By Order of the Board of Directors

                                          /s/ Betty R. Fleshman
                                          Betty R. Fleshman
                                          Secretary

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
GENERAL INFORMATION.......................................................   1

ELECTION OF DIRECTORS.....................................................   3
  Nominees for Election for a Three-Year Term Ending with the 2002 Annual
   Meeting................................................................   3
  Directors Continuing in Office Until the 2000 Annual Meeting of
   Stockholders...........................................................   3
  Directors Continuing in Office Until the 2001 Annual Meeting of
   Stockholders...........................................................   4
  Committees of the Board of Directors; Meetings..........................   5

STOCK OWNERSHIP...........................................................   6
  Beneficial Ownership of Certain Stockholders, Directors and Executive
   Officers...............................................................   6
  Section 16(a) Beneficial Ownership Reporting Compliance.................   7

COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS................   8
  Compensation of Directors...............................................   8
  Compensation of the Named Executive Officers--Summary Compensation
   Table..................................................................   9
  Option/SAR Grants in Last Fiscal Year...................................  10
  Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
   Option/SAR Values......................................................  11
  Other Employee Benefit Plans............................................  11
  Certain Transactions....................................................  12

EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT ON
 EXECUTIVE COMPENSATION...................................................  13
  Compensation Policy.....................................................  13
  1998 Company Performance................................................  14
  1998 Executive Compensation.............................................  14
  1998 Chief Executive Compensation.......................................  14

PERFORMANCE GRAPH.........................................................  15
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.........................  16


  For directions to the meeting, you will find a map on the back cover of this
                                Proxy Statement

                              GENERAL INFORMATION

Q: Who is soliciting my proxy?

A: We--the Board of Directors of Potlatch Corporation--are sending you this
   Proxy Statement in connection with our solicitation of proxies for use at Potlatch's 1999 Annual Meeting of Stockholders. Certain directors, officers and employees of Potlatch and D.F. King (a proxy solicitor) also may solicit proxies on our behalf by mail, phone, fax or in person.

Q: Who is paying for this solicitation?

A: Potlatch will pay for the solicitation of proxies, including D.F. King's estimated fee of $8,000 plus out-of-pocket expenses. Potlatch also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch common stock.

Q: What am I voting on?

A: The election of Kenneth T. Derr, Toni Rembe, Charles R. Weaver and William
   T. Weyerhaeuser to the Board of Directors and the ratification of the selection of KPMG Peat Marwick LLP as independent auditors.

Q: Who can vote?

A: Only those who owned common stock at the close of business on March 23, 1999, the record date for the Annual Meeting, can vote. If you beneficially owned common stock on the record date, you have either four votes or one vote per share for each director up for election at the Annual Meeting. You have four votes per share if you have owned the share continuously since March 1, 1995, or you acquired it through Potlatch's tax-qualified employee benefit plans or its dividend reinvestment plan. You have one vote per share in all other circumstances. If you own your shares of common stock in "street" or "nominee" name, we assume that each of your shares has only one vote. To have four votes per share, you must prove that you have beneficially owned the shares continuously from March 1, 1995. You can do this by signing the certification on your proxy. Potlatch may still require additional evidence of continuous ownership.

Q: What does "beneficially owned" mean?

A: Under the Securities and Exchange Commission's definition, "beneficial ownership" of shares means shares over which a person has sole or shared voting or investment power.

Q: When do I get four votes a share?

A: You get four votes per share when you hold the share for at least 48 consecutive calendar months (dating from the first day of the first full month on or after the date you acquire beneficial ownership of the share) before the record date for a stockholders' meeting. On certain matters, Potlatch's Restated Certificate of Incorporation gives you only one vote per share.

Q: How do I vote?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. By voting in person, you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director and FOR the ratification of the selection of independent auditors.

Q: What constitutes a quorum?

A: On the record date, Potlatch had 28,937,632 shares of common stock, $1.00 par value, outstanding. Voting can take place at the

   Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) and one-third of the total number of shares outstanding on the record date are present in person or represented by effective proxies. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose. Directors need the affirmative vote of holders of a majority of the voting power present and entitled to vote to be elected.

   Ratification of the selection of independent auditors also requires the affirmative vote of holders of a majority of the voting power present and entitled to vote.

Q: What happens if I withhold my vote for an individual director?

A: Withheld votes are counted as "no" votes for the individual director.

Q: When are stockholder proposals for the 2000 Annual Meeting due?

A: To be considered for inclusion in management's proxy statement for Potlatch's 2000 Annual Meeting of Stockholders, a stockholder proposal must be received at Potlatch's offices no later than November 29, 1999. All stockholder proposals must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

Q: What matters may be presented to the stockholders at an Annual Meeting?


A: Potlatch's By-laws specify the matters that may be presented to stockholders at an Annual Meeting as:

    .  matters listed in the notice of meeting;
    . matters presented by the Board of Directors; and . matters properly presented by stockholders. See the next question.

Q: If I did not submit a stockholder proposal to Potlatch by the deadline for inclusion in the proxy statement, how do I present matters to stockholders at an Annual Meeting?

A: Under Potlatch's By-laws, a stockholder must notify the Secretary by a specified date of the matter to be presented at the Annual Meeting. To present a matter at the 1999 Annual Meeting, the stockholder must have given written notice to the Secretary by February 22, 1999. To present a matter at an Annual Meeting after 1999, a stockholder must give the Secretary written notice of the matter each year by February 1 before the Annual Meeting.

Q: If any other matter is presented at the Annual Meeting, who has authority to vote on the matter?

A: We do not expect any matters, other than those included in the proxy statement, to be presented at the 1999 Annual Meeting. If other matters are presented, the individuals named as proxies will have discretionary authority to vote your shares on the matter.

Q: How do I recommend someone to be a nominee for Potlatch director?

A: A stockholder may recommend nominees for director to the Nominating and Corporate Governance Committee by giving the Secretary a written notice by February 1 before the Annual Meeting of stockholders. The notice must include the full name, age, business and residence addresses, and principal occupation or employment of the nominee. It must also include the number of shares of Potlatch common stock the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934 and the nominee's written consent to the nomination and to serve, if elected.

Q: What happens if a nominee for election as a director at the Annual Meeting is unable to serve?

A: If a nominee is unable to serve or for good cause will not serve, the individuals named as proxies will have authority to vote your shares for another nominee for director.

                             ELECTION OF DIRECTORS

  Potlatch's Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect four individuals to serve as directors until the 2002 Annual Meeting or until the end of the calendar year in which a director becomes 72. Each of the nominees is now a member of the Board of Directors. Mr. Richard M. Rosenberg has decided to retire from the Board of Directors on May 20, 1999 and therefore will not be a nominee for election.

  The individuals named as proxies will vote the enclosed proxy for the election of all nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board. We recommend a vote FOR each nominee.

  Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election for a Three-Year Term Ending with the 2002 Annual
Meeting

  .Kenneth T. Derr           Age 62, a director since 1994. Chairman of the
                             Board and Chief Executive Officer of Chevron
                             Corporation (an international oil company). Also a director of AT&T and Citicorp.

  .Toni Rembe                Age 62, a director since 1975. A partner of
                             Pillsbury Madison & Sutro LLP (a law firm). Also a director of Transamerica Corporation and SBC
                             Communications Inc.

  .Charles R. Weaver         Age 70, a director since 1987. Retired Chairman
                             of the Board and Chief Executive Officer of The
                             Clorox Company (a household consumer products company). Also a director of Unocal Corporation.

  .William T. Weyerhaeuser*  Age 55, a director since 1990. A Clinical
                             Psychologist in Tacoma, Washington and owner and Chairman of the Board of Yelm Telephone Company. Also a director of Clearwater Management Company, Inc. and Columbia Banking System, Inc.

Directors Continuing in Office Until the 2000 Annual Meeting of Stockholders

  .Richard B. Madden         Age 69, a director since 1971. Retired; our
                             Chairman of the Board and Chief Executive Officer from December 1977 to May 1994. Also a director of CNF Transportation Inc., PG&E Corporation and
                             URS Corporation.

  .John M. Richards          Age 61, a director since 1991. Our Chairman of
                             the Board and Chief Executive Officer since May
                             1994 and our President and Chief Operating
                             Officer from May 1989 to May 1994. He will be our
                             Chairman of the Board and Chief Executive Officer
                             until he retires from such position upon the
                             adjournment of the 1999 Annual Meeting of
                             Stockholders.
--------
*Dr. W.T. Weyerhaeuser and Mr. F.T. Weyerhaeuser are first cousins.

  .Reuben F. Richards        Age 69, a director since 1974. Retired; Chairman
                             of the Board of Terra Industries Inc. (an agricultural company) from May 1983 through April
                             1996, and Chairman of the Board of Minorco
                             (U.S.A.) Inc. (a natural resources company) from May 1990 through March 1996 and its President and
                             Chief Executive Officer from February 1994 through March 1996. Also a director of Ecolab
                             Inc., Engelhard Corporation and Santa Fe Energy
                             Resources, Inc.

  . Judith M. Runstad        Age 54, a director since 1999. Of counsel,
                             formerly a partner, of Foster Pepper & Shefelman
                             PLLC (a law firm) and immediate past Chairman of the Board of the Federal Reserve Bank of San
                             Francisco. Also a director of Wells Fargo Bank and SAFECO Corporation.

  .Frederick T. Weyerhaeuser*Age 67, a director since 1960. Retired Chairman of the Board and Treasurer of Clearwater
                             Investment Trust (a financial management company).

Directors Continuing in Office Until the 2001 Annual Meeting of Stockholders

  .Richard A. Clarke         Age 68, a director since 1985. Retired; Chairman
                             of the Board of Pacific Gas and Electric Company
                             (a public utility) from July 1994 through June
                             1995 and its Chief Executive Officer from May
                             1986 through June 1994. Also a director of CNF
                             Transportation Inc., PG&E Corporation and Pacific
                             Gas and Electric Company.

  .George F. Jewett, Jr.     Age 71, a director since 1957. Our Vice Chairman
                             of the Board.

  .Vivian W. Piasecki        Age 68, a director since 1992. Chairman of the
                             Board of Overseers for the University of Pennsylvania School of Nursing and Penn Nursing
                             Network (a health service and educational institution).

  .Robert G. Schwartz        Age 70, a director since 1973. Retired Chairman
                             of the Board of Metropolitan Life Insurance
                             Company (a life insurance company). Also a director of COMSAT Corporation, Consolidated
                             Edison Company of New York, Inc., Lone Star
                             Industries, Inc., Lowe's Companies, Inc.,
                             Metropolitan Life Insurance Company and Mobil
                             Corporation.

  .L. Pendleton Siegel       Age 56, a director since 1997. Our President and
                             Chief Operating Officer since May 1994 and our
                             Executive Vice President--Pulp-Based Operations
                             from August 1993 to May 1994. Mr. Siegel will
                             succeed Mr. J.M. Richards as our Chairman of the
                             Board and Chief Executive Officer upon the
                             adjournment of the 1999 Annual Meeting of
                             Stockholders.
--------

*Dr. W.T. Weyerhaeuser and Mr. F.T. Weyerhaeuser are first cousins.

Committees of the Board of Directors; Meetings

  We have four standing committees.

The Audit Committee

  . Reviews with the independent auditors the auditors' annual report and scope of the next audit.

  .  Nominates the independent auditors to the Board of Directors.

  . Reviews any consulting services provided by the independent auditors and evaluates the effect this may have on the auditors' independence.

  . Reviews with external and internal auditors the adequacy of internal accounting and control systems.

  . Reviews with management and auditors the accounting and financial reporting requirements and practices.

  The members are Richard A. Clarke, Kenneth T. Derr, George F. Jewett, Jr., Richard B. Madden, Vivian W. Piasecki and Richard M. Rosenberg (until May 20, 1999). The Audit Committee met twice in 1998.

The Executive Compensation and Personnel Policies Committee

  . Reviews annually and recommends to the Board of Directors our Chairman and Chief Executive Officer's total compensation.

  . Reviews annually our Chairman and Chief Executive Officer's recommendations on base salaries and incentive awards for certain senior officers.

  . Administers the stock incentive plans and the Management Performance Award Plan.

  . Reviews compensation and benefit plans and practices, and recommends changes.

  The members are Reuben F. Richards, Robert G. Schwartz, Charles R. Weaver, Frederick T. Weyerhaeuser and William T. Weyerhaeuser. The Executive Compensation and Personnel Policies Committee met four times in 1998.

The Nominating and Corporate Governance Committee

  .  Recommends the size of the Board of Directors.

  . Recommends nominees for election as directors and for service on Committees of the Board.

  . Reviews compensation and retirement policies for directors, and recommends changes.

  . Reviews and makes recommendations on our corporate governance guidelines and other governance issues.

  The members are Richard A. Clarke, George F. Jewett, Jr., Richard B. Madden, Toni Rembe and Robert G. Schwartz. The Nominating and Corporate Governance Committee met four times in 1998.

The Finance Committee

  . Reviews and makes recommendations on financings and other financial matters.

  The members are Toni Rembe, John M. Richards, Reuben F. Richards, Richard
  M. Rosenberg (until May 20, 1999) and William T. Weyerhaeuser. The Finance Committee met three times in 1998.

                                STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

  This table shows as of January 1, 1999: (1) the beneficial owner of more than 5% of the common stock and the number of shares it beneficially owned; and (2) the number of shares each director, each executive officer named in the Summary Compensation Table on page 9 and all directors and executive officers as a group beneficially owned, as reported by each person. Except as noted, each person has sole voting and investment power over the shares shown in this table.


                                      Amount and Nature of
                                Common Stock Beneficially Owned
                            ------------------------------------------
                                                                        Common
                             Number of Shares     Right to  Percent of  Stock
                            Beneficially Owned   Acquire(1)   Class    Units(2)
                            ------------------   ---------- ---------- --------
  Stockholders
  Capital Research and
   Management Company.....     1,813,800(3)           --        6.3%       --
    333 South Hope Street
    Los Angeles, CA 90071
  Directors (4) and Other
   Named Executive
   Officers
  Richard A. Clarke.......            4,091 (5)     1,750       *        4,950
  Kenneth T. Derr.........              500         1,750       *        2,652
  George F. Jewett, Jr....          808,314 (6)     1,750       2.8%       --
  Richard B. Madden.......           27,011 (5)     1,750       *        2,188
  Vivian W. Piasecki......          115,866 (7)     1,750       *        6,816
  Toni Rembe..............            3,378         1,750       *        8,216
  John M. Richards........           28,888 (8)   193,650       *          --
  Reuben F. Richards......            1,200         1,750       *        7,084
  Judith M. Runstad.......              --            --        *          --
  Robert G. Schwartz......            2,000         1,750       *       12,888
  L. Pendleton Siegel.....           19,973       101,800       *        2,139
  Charles R. Weaver.......            1,000         1,750       *        4,950
  Frederick T.
   Weyerhaeuser...........        1,386,713 (9)     1,750       4.8%     4,950
  William T.
   Weyerhaeuser...........          920,094 (10)    1,750       3.2%    12,360
  Richard L. Paulson......            1,928        24,600       *          --
  Charles R. Pottenger....           11,918        61,175       *          --
  Thomas J. Smrekar.......           16,829        49,000       *          --
    Directors and
     executive officers as
     a group (18 persons
     including those named
     above)...............        2,524,836 (11)  466,075      10.2%    69,193


  *  Less than 1%.

 (1) Shares the officers and directors could acquire by exercising stock options within 60 days of January 1, 1999.

 (2) Common stock units are not actual shares of common stock and have no voting power. For directors other than Mr. Siegel, the units represent deferred directors' fees and the vested portion of the common stock units received when the directors' retirement plan was terminated in 1996. For Mr. Siegel, the units represent deferred Management Performance Award Plan incentive payments. Potlatch converts the units into cash and pays the person according to an election the person makes prior to deferring fees or incentives.

 (3) According to a Schedule 13G dated February 11, 1999.

                                                 (notes continued on next page)

 (4) Includes directors who are nominees for election as a director at the May 20, 1999 Annual Meeting and those directors continuing in office.

 (5) Includes the following numbers of shares held jointly with the person's spouse as to which the person named shares voting and investment power:
     Mr. Clarke, 4,091; and Mr. Madden, 10,456.

 (6) Includes 601,400 shares held by a trust where Mr. Jewett is the trustee and shares voting and investment power; 129,864 shares held by a foundation where he is a trustee and shares voting and investment power; 40,954 shares held by a revocable trust for his and his spouse's benefit where he shares voting and investment power; and 36,096 shares held by a revocable trust for his spouse's benefit where he shares voting and investment power. Mr. Jewett disclaims beneficial ownership of the 129,864 shares held by the foundation and the 36,096 shares held by the revocable trust for his spouse's benefit.

 (7) Does not include 4,220 shares held by Mrs. Piasecki's spouse and 17,020 shares held by trusts where he is a trustee and shares voting and investment power. Mrs. Piasecki disclaims beneficial ownership of all these shares.

 (8) Does not include 200 shares held by Mr. J.M. Richards' spouse as custodian for his minor child. Mr. Richards disclaims beneficial ownership of these shares.

 (9) Includes a total of 1,346,980 shares held by trusts where Mr. F.T. Weyerhaeuser is a trustee and shares voting and investment power for 1,239,180 shares and 233 shares held by a foundation where Mr. F.T. Weyerhaeuser is a member of the investment committee and shares investment power. Does not include 8,032 shares held by his spouse's revocable trust. Mr. F.T. Weyerhaeuser disclaims beneficial ownership of all these shares.

(10) Includes a total of 880,361 shares held by trusts where Dr. W.T. Weyerhaeuser is a trustee and shares voting power for 37,300 shares, and voting and investment power for 789,129 shares. Also includes 233 shares held by a foundation where Dr. W.T. Weyerhaeuser is a trustee and shares investment power. Does not include 2,700 shares held by his spouse. Dr. W.T. Weyerhaeuser disclaims beneficial ownership of all these shares.

(11) Includes the shares stated in the table for each director and named executive officer without duplication of 601,400 shares attributable to both Mr. Jewett and Mr. F.T. Weyerhaeuser and 232,777 shares attributable to both Mr. F.T. Weyerhaeuser and Dr. W.T. Weyerhaeuser.

Section 16(a) Beneficial Ownership Reporting Compliance

  Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of Potlatch's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and Potlatch must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, Potlatch believes all persons subject to reporting filed the required reports on time in 1998.

          COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

  This section describes the compensation paid or payable to, or deferred for the accounts of, the directors, the Chief Executive Officer and each of the four other most highly compensated executive officers for his or her services to Potlatch in 1998.

Compensation of Directors

  Annual Compensation. Each outside director, that is a director who is not a Potlatch employee, receives a fixed annual fee of $24,000. Each outside director also receives a $1,200 fee for each meeting of the Board of Directors or a committee of the Board that the director attends in person or by telephone. In addition, each committee chairman receives an additional annual fee of $3,000. Directors may defer receiving any of these fees.

  When a director defers fees, he or she elects to have the deferred fees credited with interest, or converted into common stock units. These common stock units are then credited with amounts equal to the dividends that are paid on the same amount of common stock.

  During 1998, Potlatch paid to directors, or deferred on their behalf, a total of $567,600 in fees. Potlatch also reimbursed the directors for their reasonable out-of-pocket expenses in attending Board and committee meetings. The Board of Directors met nine times in 1998. With the exception of Richard
M. Rosenberg, each director attended at least 75% of the total Board and applicable committee meetings.

  Stock Options. Under the Potlatch Corporation 1995 Stock Incentive Plan, Potlatch grants each outside director a nonqualified stock option to purchase 2,000 shares of common stock in December of his or her first year as a director. Each December after that, Potlatch grants each outside director an additional nonqualified option to purchase 1,000 shares. In December 1998, Potlatch granted each outside director options to purchase 1,000 shares of common stock at an exercise price of $37.75 per share. These options will vest in two equal installments on the first and second anniversaries of the grant date. The options will expire ten years after the grant date unless earlier terminated or exercised.

   Compensation of the Named Executive Officers--Summary Compensation Table


                                                          Long-Term
                                                         Compensation
                                                            Awards
                                                         ------------
                                     Annual Compensation  Securities        All
                                     -------------------- Underlying       Other
  Name and Principal Position   Year  Salary   Bonus(1)  Options/SARs Compensation(2)
  ---------------------------   ----  ------   ---------------------- ---------------
  John M. Richards.........     1998 $ 561,675 $ 276,700       -- (3)    $ 23,590
   Chairman of the Board
   and Chief Executive          1997   541,970       --     60,000        129,916
   Officer                      1996   524,200   284,700    39,350         31,676

  L. Pendleton Siegel......     1998 $ 403,400 $ 165,600    34,000       $ 49,883
   President and Chief          1997   389,705       --     17,500         23,541
   Operating Officer            1996   377,275   170,800    21,050         21,726

  Charles R. Pottenger.....     1998 $ 303,175 $  87,100    16,000       $ 12,733
   Group Vice President,        1997   292,920       --      9,650         16,078
   Pulp and Paper               1996   283,820    89,900    11,650         15,360

  Thomas J. Smrekar........     1998 $ 264,400 $  76,000    16,000       $ 11,105
   Group Vice President,        1997   252,700       --      8,200         13,839
   Wood Products                1996   242,500    76,800     9,850         12,915

  Richard L. Paulson.......     1998 $ 211,500 $  63,800    16,000       $  8,883
   Vice President,              1997   199,500       --      5,200         10,660
   Minnesota Pulp and Paper     1996   180,075    54,300     6,600         22,300


(1) Paid 80% in cash and 20% in common stock (or common stock units). When an executive officer defers bonus compensation, 20% (or more if the executive elects) is deferred in the form of common stock units. No bonuses were paid for 1997 under the Management Performance Award Plan because Potlatch's earnings did not meet the minimum requirements under the plan.

(2) This column represents matching contributions by Potlatch under the Salaried Employees' Savings Plan. Mr. Richards' 1997 amount includes $95,196 for unused vacation payable under California law. Mr. Siegel's 1998 amount and Mr. Paulson's 1996 amount include $32,940 and $16,000, respectively, as relocation costs.

(3) Mr. Richards was not granted any options in 1998 because he will retire in 1999.

Option/SAR Grants in Last Fiscal Year


                                        Individual Grants(1)
                           ----------------------------------------------
                            Number of    % of Total
                            Securities  Options/SARs
                            Underlying   Granted To  Exercise             Grant Date
                           Options/SARs Employees in   Price   Expiration  Present
  Name                       Granted    Fiscal Year  Per Share    Date     Value(2)
  ----                     ------------ ------------ --------- ---------- ----------
  John M. Richards........       --         --           --          --         --
  L. Pendleton Siegel.....    34,000          8%      $37.75    12/03/08   $199,240
  Charles R. Pottenger....    16,000          4%       37.75    12/03/08     93,760
  Thomas J. Smrekar.......    16,000          4%       37.75    12/03/08     93,760
  Richard L. Paulson......    16,000          4%       37.75    12/03/08     93,760

(1) These options were granted on December 3, 1998, and become exercisable for 50% of the shares on December 3, 1999 and for the remaining 50% on December 3, 2000. If a "change in control" of Potlatch occurs after June 3, 1999, these options become exercisable in full and would include stock appreciation rights. What constitutes a "change in control" for this purpose is described on page 12.
(2) We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are stock price at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the two-year vesting period and the 10-year option term. The following assumptions were used to calculate the Black-Scholes value:

     Stock price at date of grant      = $37.75
     Option exercise price             = $37.75
     Option term                       = 10 years
     Risk-free rate of return          = Based on 10-year U.S. Treasury Notes
     Company stock volatility          = Based on prior 3-year monthly stock price
     Company dividend yield            = 4.61%
     Calculated Black-Scholes Value    = $5.86 per option

  If the Black-Scholes option pricing model were applied to all outstanding Potlatch shares as of December 3, 1998, the grant date, the assumed increased present value for all stockholders would be about $170 million. There is no assurance that the value received by the named executive officers or Potlatch's stockholders will be at or near the estimated value derived by the Black-Scholes model.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values


                                                        Number of
                                                  Securities Underlying     Value of Unexercised
                                                       Unexercised              In-the-Money
                                                      Options/SARs              Options/SARs
                             Shares                At Fiscal Year-End       At Fiscal Year-End(1)
                           Acquired on  Value   ------------------------- -------------------------
  Name                      Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
  ----                     ----------- -------- ----------- ------------- ----------- -------------
  John M. Richards........     --        --       193,650      30,000       $12,975        --
  L. Pendleton Siegel.....     --        --       101,800      42,750         8,250        --
  Charles R. Pottenger....     --        --        61,175      20,825         7,713        --
  Thomas J. Smrekar.......     --        --        49,000      20,100        19,319        --
  Richard L. Paulson......     --        --        24,600      18,600         1,500        --

(1) Based on the closing stock price in The New York Stock Exchange Composite Transactions Report for Potlatch's common stock at December 31, 1998 of $36.875 per share.

Other Employee Benefit Plans

  Pension Plan Table. This table shows the estimated annual pension benefits payable under Potlatch's Salaried Employees' Retirement Plan and Supplemental Benefit Plan at normal retirement date to a person with the average annual earnings and years of credited service shown.


   Average                                  Years of Credited Service
   Annual                          --------------------------------------------
  Earnings                            20       25       30       35       40
  --------                         -------- -------- -------- -------- --------
  $  200,000...................... $ 56,694 $ 70,868 $ 85,041 $ 99,215 $109,215
     400,000......................  116,694  145,868  175,041  204,215  224,215
     600,000......................  176,694  220,868  265,041  309,215  339,215
     800,000......................  236,694  295,868  355,041  414,215  454,215
   1,000,000......................  296,694  370,868  445,041  519,215  569,215

  In calculating final average annual earnings, the Retirement Plan and the Supplemental Benefit Plan recognize overtime, awards under the Management Performance Award Plan and other incentive payments (excluding stock option gain) paid or deferred after 1987. The plans recognize incentives in the year paid. For participants who must retire at 65, the plans calculate benefits as if the participant received a standard award under the Management Performance Award Plan. Benefits under the plans are computed as straight-life annuity amounts and are not subject to reduction by Social Security or other benefits.

  The 1998 compensation of Mr. J.M. Richards and the other named executive officers recognized by the Retirement Plan and the Supplemental Benefit Plan and their years of service for calculation of retirement plan benefits are:


  Name                                            Compensation Years of Service
  ----                                            ------------ ----------------
  John M. Richards...............................   $886,857          34
  L. Pendleton Siegel............................    598,253          20
  Charles R. Pottenger...........................    405,697          31
  Thomas J. Smrekar..............................    352,845          25
  Richard L. Paulson.............................    281,325          38

  Severance Program for Executive Employees. Under the Severance Program for Executive Employees, participants who are terminated for reasons other than misconduct, who resign within two years after a material change in compensation, benefits, assigned duties, responsibilities, privileges or perquisites, or who resign rather than relocate at Potlatch's request can receive severance pay of up to 12 months' base salary and benefits for the same period under Potlatch's medical, dental, basic accidental death and dismemberment, and life insurance plans.

  Participants who are terminated or resign under the circumstances described above after a "change in control" of Potlatch can receive severance pay of up to 2 1/2 times their base salary, plus standard bonus, benefits for up to 2 1/2 years under Potlatch's medical, dental, disability, basic accidental death and dismemberment, and life insurance plans, and the value of their unvested benefits, if any, in the Salaried Employees' Savings Plan, Retirement Plan and Supplemental Benefit Plan. We will reduce the benefits that fall under the excess parachute payment provisions of the Internal Revenue Code if the reduced payment produces a higher net after-tax benefit for the participant. In general, a "change in control" occurs when (i) Potlatch is no longer an independent publicly owned corporation or sells or disposes of all or substantially all of its assets, (ii) more than one-third of the incumbent directors were not directors three years earlier, or elected or nominated with the approval of a majority of the directors then in office who were directors three years earlier, (iii) a person becomes the beneficial owner of 20% or more of Potlatch's voting power through a tender offer or (iv) Potlatch dissolves, liquidates, or does not survive a merger or consolidation. All principal officers, appointed vice presidents and other designated employees are eligible to participate in the program.

Certain Transactions

  From time to time, Potlatch engages in transactions with companies where one of Potlatch's executive officers or directors or a member of his or her immediate family has a direct or indirect interest. All of these transactions, including those described below, are in the ordinary course of business and at competitive rates and prices.

  Pillsbury Madison & Sutro LLP, where Ms. Rembe is a partner, provides legal services to Potlatch.

  Potlatch also purchases products from and has from time to time sold products to Idaho Forest Industries, Inc., where Mr. J.M. Richards has an equity interest and where Mr. Richards' brother, W. Thomas Richards, is President and a director. In 1998, Potlatch purchased approximately $4.8 million in products from, and sold approximately $8.4 million in products to, Idaho Forest Industries, Inc.

  In addition, Potlatch employs Todd Smrekar, the son of Thomas J. Smrekar, as a plant manager. In 1998, Potlatch paid Todd Smrekar $81,080 for his services, $17,449 for moving expenses and made matching contributions of $2,838 under the Salaried Employees' Savings Plan.

        EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

Compensation Policy

  Our goal is to attract, retain and reward a highly competent and productive employee group. To do so, we try to provide a total compensation package that competes favorably with those offered within the paper and forest products industry, general industry and the geographic areas in which Potlatch operates. Our current compensation package includes a mix of base salary, short-term and long-term incentive opportunities and other employee benefits. Changes in compensation are based on an individual's performance, Potlatch's profits and the competitive marketplace. Our intent is that this compensation be deductible under the Internal Revenue Code's $1 million limitation. We believe that what we pay under the stock incentive plans and the Management Performance Award Plan is deductible because a participant must defer any Management Performance Award Plan payment that causes the participant's compensation to exceed $1 million.

  Our Executive Compensation and Personnel Policies Committee administers executive compensation programs, policies and practices. As part of its responsibilities, the Committee periodically reviews our executive pay structure to make sure that our target and actual cash and incentive compensation programs are competitive. It does this by examining surveys of general industry and paper and forest products industry information on base salaries and short-term and long-term incentives prepared by an independent compensation consulting firm. These surveys include data from a broad base of general industry companies and from a base of paper and forest products companies. This latter base is broader than the S&P Paper & Forest Products Index. The Committee includes general industry surveys in its review because it believes that Potlatch competes for executive talent against a wider spectrum of companies than those in the paper and forest products industry. The Committee considers the median level of the market as competitive.

  Base Salary. The base salary policy provides for compensation at competitive levels. We draw comparative data from independent, job-specific compensation surveys that, depending on participation and on the position under review, cover between 15 and 30 paper and forest products companies, many of which are in the S&P Paper & Forest Products Index, and over 300 general industry companies. The Committee considers the median level of the market as competitive. It awards increases in executive base salary for individual performance based on the executive's performance plan. These performance plans contain specific measures, both quantitative and qualitative, related to higher earnings, increased productivity, improved safety performance, and compliance with environmental requirements. Increases generally reflect established merit increase guidelines applicable to all salaried employees.

  Management Performance Award Plan. The Management Performance Award Plan provides the potential for annual incentives that are paid in cash or in a combination of cash and Potlatch common stock. We designed the plan to create an incentive for key employees, including the Chief Executive Officer and the other named officers, who are in a position to contribute to and therefore influence Potlatch's annual profit performance on an ROE basis. The plan does not permit awards unless Potlatch's earnings meet specified minimum requirements. The plan also permits us to limit the amount or change the time and form of incentive payment if total awards exceed 4% of pre-tax earnings. Beginning in 1996, the Management Performance Award Plan required at least 20% of all awards be paid in common stock or common stock units.

  Stock Incentive Plans. The purpose of the stock incentive plans is to further align employees' interests with Potlatch's long-term performance and, therefore, the long-term interests of the stockholders. We grant options to employees who are in the position to influence business results. We base target grants on specific gain objectives by responsibility level. The goal is to provide a grant opportunity at the median level of competitive practice as measured by a survey of long-term incentive grant practices among major industrial companies. We consider individual performance against performance plans and potential in determining the actual amount of the grant. Since the exercise prices provided in the options represent the fair market value of the common stock when granted, the options have no value unless the common stock price appreciates in the future. The options vest in 50% increments on the first and second anniversaries of the grant. Optionees may exercise their options using either cash or shares of Potlatch common stock.

1998 Company Performance

  In 1998, Potlatch's basic earnings per share were $1.28 for a return on common stockholders' equity (or ROE) of 3.9%. Potlatch's ROE of 3.9% was above the industry's average ROE performance of 3.1% in 1998, as measured by a sample of 17 major forest products companies.*

1998 Executive Compensation

  Potlatch's executive compensation for 1998 consisted of three elements: base salary, a cash and common stock bonus payment under the Management Performance Award Plan and stock options under the stock incentive plans.

  The Committee determined base salaries for Messrs. Siegel, Pottenger, Smrekar and Paulson following the principles set forth above--namely, competitive levels and each individual's performance against his performance plan. In determining bonus payments for 1998 under the Management Performance Award Plan, the Committee considered Potlatch's ROE performance against the forest products companies* as well as each individual's performance against his performance plan. The Committee also considered each individual's performance against his performance plan, and each individual's potential, in recommending 1998 stock option grants.

1998 Chief Executive Compensation

  The compensation of our Chairman and Chief Executive Officer, Mr. J.M. Richards, similarly consisted of base salary and a cash and common stock bonus payment under the Management Performance Award Plan. In determining Mr. Richards' base salary, the Committee considered chief executive officer pay information for approximately 25 paper and forest products companies and over 200 general industry companies and the Company's guidelines for all salaried employees, which resulted in a 3.6% increase from his previous base salary. In determining Mr. Richards' bonus for 1998 under the Management Performance Award Plan, the Committee considered Potlatch's ROE performance against the forest products companies* as well as his performance against his performance plan. Because of Mr. Richards' planned retirement in 1999, no options were granted in 1998.


                                       The Executive Compensation and
                                       Personnel Policies Committee Members

                                       F.T. Weyerhaeuser, Chair
                                       R.F. Richards
                                       R.G. Schwartz
                                       C.R. Weaver
                                       W.T. Weyerhaeuser

--------
* The paper and forest products industry base we use for ROE comparison purposes consists of 17 major paper and forest products companies, a broader base than the 10 companies that make up the S&P Paper & Forest Products Index. Using this base has in the past created a more challenging ROE comparison than the S&P Paper & Forest Products Index since it includes companies whose ROEs have on average exceeded the ROEs of the companies included in the S&P Paper & Forest Products Index.

                               PERFORMANCE GRAPH
                    Comparison of Five-Year Total Returns*






                       [PERFORMANCE CHART APPEARS HERE]

--------
* Assumes $100 was invested on December 31, 1993. Total return assumes quarterly reinvestment of dividends.


                                                  1993 1994 1995 1996 1997 1998
                                                  ---- ---- ---- ---- ---- ----
  Potlatch Corporation........................... $100 $ 82 $ 92 $103 $107 $ 96
  S&P Paper and Forest Products..................  100  105  117  131  142  146
  S&P 500 Composite..............................  100  102  139  170  227  293

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                       (Proposal Two on the Proxy Card)

                    We recommend a vote FOR this proposal.

  We selected KPMG Peat Marwick LLP as the independent auditors for Potlatch for 1999 and recommend that the stockholders ratify the selection. If the stockholders do not ratify KPMG Peat Marwick LLP, we will consider the selection of other independent auditors.

  KPMG Peat Marwick LLP and its predecessors, independent certified public accountants, have been the auditors for Potlatch for 47 years.

  Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and available to answer questions. They will also have an opportunity to make a statement.

                   POTLATCH'S ANNUAL MEETING OF STOCKHOLDERS

                                SAINT PAUL HOTEL
                               350 MARKET STREET
                             SAINT PAUL, MINNESOTA





                         [MAP OF SAINT PAUL, MINNESOTA]

                         [LOGO OF POTLATCH CORPORATION]

                              POTLATCH CORPORATION

PROXY                                                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 20, 1999, or at any adjournment thereof.

1. ELECTION OF FOUR DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING OF
   STOCKHOLDERS:

  [_] FOR all nominees listed below              [_] WITHHOLD AUTHORITY to
      (except as marked to                           vote for all nominees
      the contrary below)                            listed below

    Kenneth T. Derr, Toni Rembe, Charles R. Weaver, William T. Weyerhaeuser

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

 -----------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT
   AUDITORS

                [_] FOR         [_] AGAINST         [_] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   The Board of Directors unanimously recommends a vote FOR all items.

                                      (Continued and to be signed on other side)
_______________________________________________________________________________
(Continued from other side)

This proxy will be voted as directed but if not otherwise directed, FOR all items.

By signing below, the undersigned certifies that:

   (i)  there has been NO change in the beneficial ownership of        shares
        of Common Stock covered hereby from and including March 1, 1995; and

   (ii) there has been a change in the beneficial ownership (such as a
        purchase) of        shares of Common Stock since that date.

If no certification is made, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all shares of Common Stock covered hereby subsequent to March 1, 1995.

                                             Dated: _____________________, 1999

                                             ----------------------------------
                                             ----------------------------------
                                             (Sign name exactly as imprinted
                                             hereon. For joint accounts, both
                                             owners should sign. In signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, give full
                                             title as such. If signer is a
                                             corporation, give full corporate
                                             name and sign by duly authorized
                                             officer, showing the officer's
PLEASE DATE, SIGN AND RETURN                 title.)

                     (LETTERHEAD OF POTLATCH CORPORATION)

                                                    601 W. Riverside Ave.
                                                    Suite 1100
                                                    Spokane, WA 99201
                                                    Telephone (509) 835-1500



                                                                 March 29, 1999

Dear Bank, Broker or Nominee:

     Under the Restated Certificate of Incorporation of Potlatch Corporation, stockholders who were the beneficial owners of shares of Common Stock on the record date for the upcoming meeting of stockholders and who have owned such shares continuously from and including March 1, 1995 will be entitled to four
(4) votes per share for each such share upon submitting acceptable evidence of beneficial ownership to the Company. Stockholders who own shares of Common Stock in "street" or "nominee" name or through a broker, clearing agency, voting trustee, bank, trust company or other nominee are presumed to be entitled to exercise one (1) vote per share for each such share. To become entitled to four
(4) votes per share, a stockholder must provide written proof that there has been no change in the beneficial ownership of his or her shares from and including March 1, 1995. Such proof must at least consist of a written certification in the form provided on the proxy.

     In certain circumstances, the Company may rely on your representation with respect to the beneficial owners of shares of Common Stock of Potlatch Corporation held in your name who are entitled to exercise four (4) votes per share, provided that such beneficial owners have completed and returned to you for your records written certifications in the form provided on the proxy card as to their beneficial ownership and you have forwarded a summary of such voting information on the summary proxy card on the reverse side of this letter to Potlatch Corporation or its agent. However, the Company unconditionally reserves the right to review each and every written certification on any proxy card completed by a beneficial owner of shares of Common Stock of Potlatch Corporation to determine whether such beneficial owner is entitled to exercise the claimed four (4) votes per share.

                                         Very truly yours,

                                         /s/ Betty R. Fleshman

                                         Betty R. Fleshman
                                         Secretary

PROXY                        POTLATCH CORPORATION                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 20, 1999, or at any adjournment thereof.

                                 Shares as to which
                                  there has been NO      Shares as to which
                                change in beneficial   there has been a change
                                   ownership since     in beneficial ownership
                                    March 1, 1995        since March 1, 1995
                               ----------------------- -----------------------
                               (Post number of shares  (Post number of shares
                                not number of votes)    not number of votes)
                                   For      Withhold       For      Withhold
                                   ---      --------       ---      --------
1. ELECTION OF FOUR DIRECTORS
   TO SERVE UNTIL THE 2002
   ANNUAL MEETING OF
   STOCKHOLDERS:
    K. T. Derr                        shs.        shs.        shs.        shs.
                                  ---         ---         ---         ---
    T. Rembe                          shs.        shs.        shs.        shs.
                                  ---         ---         ---         ---
    C. R. Weaver                      shs.        shs.        shs.        shs.
                                  ---         ---         ---         ---
    W. T. Weyerhaeuser                shs.        shs.        shs.        shs.
                                  ---         ---         ---         ---

                            For    Against   Abstain     For   Against   Abstain
                            ---    -------   -------     ---   -------   -------
2. RATIFICATION OF THE
   SELECTION OF KPMG PEAT
   MARWICK LLP AS
   INDEPENDENT AUDITORS
                             shs.     shs.      shs.      shs.     shs.     shs.
                          --       --        --        --       --       --

               Post only record position. Do not tabulate votes.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors unanimously recommends a vote FOR all items.

This proxy will be voted as directed but if not otherwise directed, FOR all items.

If the summary voting table above is not completed, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all Common Shares covered hereby subsequent to March 1, 1995.

                                         Dated: _________________________, 1999

                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         (Sign name exactly as imprinted
                                         hereon. In signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, give full title as such. If
                                         signer is a corporation, give full
                                         corporate name and sign by duly
                                         authorized officer, showing the
                                         officer's title.)
                                              PLEASE DATE, SIGN AND RETURN

                             POTLATCH CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

The Board of Directors unanimously recommends a vote FOR all items.

1. Election of four Directors to serve until                      FOR ALL
   the 2002 Annual Meeting of                   FOR    WITHHOLD   (Except as
   Stockholders--Nominees: Kenneth T. Derr,     ALL      ALL      written below)
   Toni Rembe, Charles R. Weaver, William       [ ]      [ ]          [ ]
   T. Weyerhaeuser.

   -----------------------------------------

2. Ratification of the selection of KPMG        FOR    AGAINST    ABSTAIN
   Peat Marwick LLP as independent auditors.    [ ]      [ ]        [ ]

3. In their discretion, the proxies are
   authorized to vote upon such other
   business as may properly come before the meeting.

                                                THIS PROXY WILL BE VOTED AS
                                                DIRECTED BUT IF NOT OTHERWISE
                                                DIRECTED, FOR ALL ITEMS.

                                                      Dated:              , 1999
                                                            --------------

                                                   -----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature

                                                   (Sign name exactly as
                                                   imprinted hereon. For joint
                                                   accounts, both owners should
                                                   sign. In signing as attorney,
                                                   executor, administrator,
                                                   trustee, or guardian, give
                                                   full title as such. If signer
                                                   is a corporation, give full
                                                   corporate name and sign by
                                                   duly authorized officer,
                                                   showing the officer's title.)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                            YOUR VOTE IS IMPORTANT.

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                             POTLATCH CORPORATION

       Proxy for Annual Meeting of Stockholders to be Held May 20, 1999

          This proxy is solicited on behalf of the Board of Directors

The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 20, 1999, or at any adjournment thereof.


      IMPORTANT--This proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                [LETTERHEAD OF PUTNAM FIDUCIARY TRUST COMPANY]

March 31, 1999

Dear Participant of the Potlatch Savings Plan:

The Board of Directors of Potlatch Corporation is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on May 20, 1999 and any adjournment thereof. Enclosed is Potlatch Corporation's Proxy Statement for its 1999 Annual Meeting of the Stockholders and a card on which you can indicate your voting instructions.

The stock in your account under the Savings Plan is held by us as Trustee. Please see the enclosed Confidential Voting Card for details on how your shares will be voted. In accordance with the time-phased voting provision of Potlatch Corporation's Restated Certificate of Incorporation, you are entitled to four votes for each share in your account on the matters to be voted upon at this year's Annual Meeting. The matters to be presented at the meeting are described in detail in the attached Notice of Meeting and Proxy Statement.

Please mark your voting instructions on the enclosed card and date, sign and return this card in the enclosed envelope. Your vote will be held in confidence.

Very Truly Yours,


Putnam Fiduciary Trust Company

POTLATCH                                                          ------------
                                                                  FIRST CLASS
Potlatch Corporation                                              U.S. POSTAGE
                                                                      PAID
601 W. Riverside Ave.                                                 PROXY
Suite 1100                                                          TABULATOR
Spokane, WA 99201                                                 ------------
                                              IMPORTANT
                                              ---------

                                          YOUR PROXY CARD IS
                                             ENCLOSED IN
                                            THIS ENVELOPE




                     PLEASE VOTE, SIGN AND RETURN PROMPTLY




         . Please fold and detach card at perforation before mailing .

                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.
     YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
            FOR THE ELECTION OF FOUR DIRECTORS AND FOR PROPOSAL 2.
 IF YOU DO NOT RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN THE
             SAME PROPORTION AS VOTED BY OTHER PLAN PARTICIPANTS.



                             ---------------------------------------------------
                              (Please sign exactly as name appears to the left)


                                         Dated: __________________________, 1999

         . Please fold and detach card at perforation before mailing .

Putnam Fiduciary Trust Company, Trustee:

                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Salaried Employees' Savings Plan at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 20, 1999, or at any adjournment thereof.

1. ELECTION OF FOUR DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING OF
   STOCKHOLDERS:

   [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to vote
       (except as marked to the                  for all nominees listed
       contrary below)                           below

    Kenneth T. Derr, Toni Rembe, Charles R. Weaver, William T. Weyerhaeuser

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

              ---------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT
   AUDITORS
               [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      The Board of Directors unanimously recommends a vote FOR all items.

                                      (Continued and to be signed on other side)

POTLATCH                                                          ------------
                                                                  FIRST CLASS
Potlatch Corporation                                              U.S. POSTAGE
                                                                      PAID
601 W. Riverside Ave.                                                 PROXY
Suite 1100                                                          TABULATOR
Spokane, WA 99201                                                 ------------
                                              IMPORTANT
                                              ---------

                                          YOUR PROXY CARD IS
                                             ENCLOSED IN
                                            THIS ENVELOPE




                     PLEASE VOTE, SIGN AND RETURN PROMPTLY




         . Please fold and detach card at perforation before mailing .

                             POTLATCH CORPORATION
                       SAVINGS PLAN FOR HOURLY EMPLOYEES
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.
     YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
            FOR THE ELECTION OF FOUR DIRECTORS AND FOR PROPOSAL 2.
 IF YOU DO NOT RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN THE
             SAME PROPORTION AS VOTED BY OTHER PLAN PARTICIPANTS.



                             ---------------------------------------------------
                              (Please sign exactly as name appears to the left)


                                         Dated: __________________________, 1999

         . Please fold and detach card at perforation before mailing .

Putnam Fiduciary Trust Company, Trustee:

                             POTLATCH CORPORATION
                       SAVINGS PLAN FOR HOURLY EMPLOYEES
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 20, 1999, or at any adjournment thereof.

1. ELECTION OF FOUR DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING OF
   STOCKHOLDERS:

   [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to vote
       (except as marked to the                  for all nominees listed
       contrary below)                           below

    Kenneth T. Derr, Toni Rembe, Charles R. Weaver, William T. Weyerhaeuser

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

              ---------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT
   AUDITORS
               [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      The Board of Directors unanimously recommends a vote FOR all items.

                                      (Continued and to be signed on other side)